Exhibit 10.14

                       New Premises Date Acknowledgement
                       ---------------------------------

Date:                April 20, 2004

Location:            500 BiCounty Boulevard
                     Farmingdale, NY 11735

Landlord:            500 BiCounty Associates, L.P.
                     300 Robbins Lane
                     Syosset, New York 11791

Tenant:              Colorado Prime Corporation
                     500 BiCounty Boulevard
                     Farmingdale, NY 11735

Date of Lease:       September 18, 1997

1st Lease Modification Agreement: November 26, 1997

2nd Lease Modification Agreement: February 11, 1998

3rd Lease Modification Agreement: March 11, 2004

New Premises Commencement Date: April 16, 2004

See lease renewals and extensions of the term of Lease, if any.

The Provisions of this Acknowledgement do not and are not intended to amend or modify the Lease, and any construction to the contrary is expressly negated.

The foregoing is hereby confirmed by the parties hereto.

Landlord                                    Tenant

500 BiCounty Associates, L.P.               Colorado Prime Corporation
By: 500 BiCounty Ltd., its
    General Partner

By: /s/Jonathan E. Cohen                    By: /s/Ken Saccente
    --------------------                        ---------------
Name: Jonathan E. Cohen                   Name: Ken Saccente
Title: Vice President                    Title: V.P.

                         Colorado Prime Corporation
                           500 BiCounty Boulevard
                           Farmingdale, NY 11735

500 BiCounty Associates, L.P.
300 Robbins Lane
Syosset, New York 11791

Re: Lease Agreement dated as of September 18, 1997 between 500 BiCounty Associates, L.P. ("Landlord") and Colorado Prime Corporation ("Tenant") as ameneded by a Lease Modification Agreement dated as of November 26, 1997 and a Second Lease Modification Agreement dated as of February 11, 1998 (collectively, the "Lease")

Dear Jonathan,

Enclosed you will find four (4) execution copies of the Third Lease Modification Agreement dated as of ________, 2004 (the "Amendment") between 500 Bi-County, L.P. and Colorado Prime Corporation, each of which have been executed by Coloardo Prime Corporation.

We understand and agree that the Amendment is being delivered to you to hold in escrow until such time that you have entered into a binding written lease agreement with Liberty Mutual Insurance Company for a portion of the premises currently leased to Tenant pursuant to the terms of the Lease on terms and and conditions acceptable to you in your sole and absolute discretion (the "New Lease"), which New Lease shall not be subject to any unsatisfied condition subsequent. It entered into the New Lease shall not be subject to any unsatisfied condition subsequent (such condition is hereafter referred to as the "New Lease Condition"). We understand that you are making no representation or warranty to us as to your ability to successfully negociate and secure the New Lease and you shall have no liability to us in the event that the New Lease Condition is not satisfied.

In the event that you have not notified us in writing by March 31, 2004 that you have achieved the New Lease Condition or have waived the New Lease Condition, then you shall return the Amendment to us whereupon the Amendment shall become void ab initio and the Lease shall continue in full force and effect unmodified by the Amendment in all respects.

In the event that you have notified us in writing by March 31, 2004 that you have achieved the New Lease Condition or have waived the New Lease Condition, then you are hereby authorized to countersign in the Amendment and to date the Amendment as of the date of your notice and return to us two (2) fully executed duplicate originals of the Amendment.

500 Bi-County Associates, L.P.
Page 2

Please acknowledge your agreement with the foregoing escrow instructions by executing a copy of the letter in the space provided below and returning a copy of the same to us.

Very truly yours,

Colorado Prime Corporation

By: /s/Kenneth Saccente
    -------------------
Name: Kenneth Saccente
Title: V.P.

Accepted and agreed this 12th day of February, 2004.

500 Bi-County Associates, L.P.
By: 500 Bi-County, Ltd., its
    General Partner

By: /s/Jonathan E. Cohen
    --------------------
Name: Jonathan E. Cohen
Title: Vice President

                                    Schedule

Date                              Monthly Rent                       Annual Rent
1-Feb-04                                                             $113,262.50
1-Jul-04         $8,883.33        $555.21          $9,438.54
                 $8,883.33        $555.21          $9,438.54
                 $8,883.33        $555.21          $9,438.54
                 $8,883.33        $555.21          $9,438.54
                 $8,883.33        $555.21          $9,438.54
                 $8,883.33        $555.21          $9,438.54
                 $8,883.33        $555.21          $9,438.54
1-Feb-05         $8,883.33        $555.21          $9,438.54         $115,128.00
                 $8,883.33        $555.21          $9,438.54
                 $8,883.33        $555.21          $9,438.54
                 $8,883.33        $555.21          $9,438.54
                 $8,883.33        $555.21          $9,438.54
1-Jul-05         $9,149.83        $555.21          $9,705.04
                 $9,149.83        $555.21          $9,705.04
                 $9,149.83        $555.21          $9,705.04
                 $9,149.83        $555.21          $9,705.04
                 $9,149.83        $555.21          $9,705.04
                 $9,149.83        $555.21          $9,705.04
                 $9,149.83        $555.21          $9,705.04
1-Feb-06         $9,149.83        $555.21          $9,705.04         $118,381.97
                 $9,149.83        $555.21          $9,705.04
                 $9,149.83        $555.21          $9,705.04
                 $9,149.83        $555.21          $9,705.04
                 $9,149.83        $555.21          $9,705.04
1-Jul-06         $9,424.33        $555.21          $9,979.54
                 $9,424.33        $555.21          $9,979.54
                 $9,424.33        $555.21          $9,979.54
                 $9,424.33        $555.21          $9,979.54
                 $9,424.33        $555.21          $9,979.54
                 $9,424.33        $555.21          $9,979.54
                 $9,424.33        $555.21          $9,979.54
1-Feb-07         $9,424.33        $555.21          $9,979.54         $121,733.55
                 $9,424.33        $555.21          $9,979.54
                 $9,424.33        $555.21          $9,979.54
                 $9,424.33        $555.21          $9,979.54
                 $9,424.33        $555.21          $9,979.54
1-Jul-07         $9,707.06        $555.21         $10,262.27
                 $9,707.06        $555.21         $10,262.27
                 $9,707.06        $555.21         $10,262.27
                 $9,707.06        $555.21         $10,262.27
                 $9,707.06        $555.21         $10,262.27
                 $9,707.06        $555.21         $10,262.27

                 $9,707.06        $555.21         $10,262.27
1-Feb-08         $9,707.06        $555.21         $10,262.27         $125,185.68
                 $9,707.06        $555.21         $10,262.27
                 $9,707.06        $555.21         $10,262.27
                 $9,707.06        $555.21         $10,262.27
                 $9,707.06        $555.21         $10,262.27
1-Jul-08         $9,998.27        $555.21         $10,553.48
                 $9,998.27        $555.21         $10,553.48
                 $9,998.27        $555.21         $10,553.48
                 $9,998.27        $555.21         $10,553.48
                 $9,998.27        $555.21         $10,553.48
                 $9,998.27        $555.21         $10,553.48
                 $9,998.27        $555.21         $10,553.48
1-Feb-09         $9,998.27        $555.21         $10,553.48         $128,741.38
                 $9,998.27        $555.21         $10,553.48
                 $9,998.27        $555.21         $10,553.48
                 $9,998.27        $555.21         $10,553.48
                 $9,998.27        $555.21         $10,553.48
1-Jul-09        $10,298.22        $555.21         $10,853.43
                $10,298.22        $555.21         $10,853.43
                $10,298.22        $555.21         $10,853.43
                $10,298.22        $555.21         $10,853.43
                $10,298.22        $555.21         $10,853.43
                $10,298.22        $555.21         $10,853.43
                $10,298.22        $555.21         $10,853.43
1-Feb-10        $10,298.22        $555.21         $10,853.43         $132,403.74
                $10,298.22        $555.21         $10,853.43
                $10,298.22        $555.21         $10,853.43
                $10,298.22        $555.21         $10,853.43
                $10,298.22        $555.21         $10,853.43
1-Jul-10        $10,607.16        $555.21         $11,162.37
                $10,607.16        $555.21         $11,162.37
                $10,607.16        $555.21         $11,162.37
                $10,607.16        $555.21         $11,162.37
                $10,607.16        $555.21         $11,162.37
                $10,607.16        $555.21         $11,162.37
                $10,607.16        $555.21         $11,162.37
1-Feb-11        $10,607.16        $555.21         $11,162.37         $136,175.98
                $10,607.16        $555.21         $11,162.37
                $10,607.16        $555.21         $11,162.37
                $10,607.16        $555.21         $11,162.37
                $10,607.16        $555.21         $11,162.37
1-Jul-11        $10,925.38        $555.21         $11,480.59
                $10,925.38        $555.21         $11,480.59
                $10,925.38        $555.21         $11,480.59
                $10,925.38        $555.21         $11,480.59
                $10,925.38        $555.21         $11,480.59
                $10,925.38        $555.21         $11,480.59
                $10,925.38        $555.21         $11,480.59
1-Feb-12        $10,925.38        $555.21         $11,480.59         $140,061.38
                $10,925.38        $555.21         $11,480.59
                $10,925.38        $555.21         $11,480.59

                $10,925.38        $555.21         $11,480.59
                $10,925.38        $555.21         $11,480.59
1-Jul-12        $11,253.14        $555.21         $11,808.35
                $11,253.14        $555.21         $11,808.35
                $11,253.14        $555.21         $11,808.35
                $11,253.14        $555.21         $11,808.35
                $11,253.14        $555.21         $11,808.35
                $11,253.14        $555.21         $11,808.35
                $11,253.14        $555.21         $11,808.35
1-Feb-13        $11,253.14        $555.21         $11,808.35         $144,063.35
                $11,253.14        $555.21         $11,808.35
                $11,253.14        $555.21         $11,808.35
                $11,253.14        $555.21         $11,808.35
                $11,253.14        $555.21         $11,808.35
1-Jul-13        $11,590.74        $555.21         $12,145.94
                $11,590.74        $555.21         $12,145.94
                $11,590.74        $555.21         $12,145.94
                $11,590.74        $555.21         $12,145.94
                $11,590.74        $555.21         $12,145.94
                $11,590.74        $555.21         $12,145.94
                $11,590.74        $555.21         $12,145.94
1-Jan-14        $11,590.74        $555.21         $12,145.94

                       THIRD LEASE MODIFICATION AGREEMENT
                       ----------------------------------

     AGREEMENT made as of the_____day of_______2004 by and between 500 BI-COUNTY ASSOCIATES, L.P., a New York limited partnership having an office at 300 Robbins Lane, Syosset, New York 11791 (hereinafter called "Landlord"), and Colorado Prime Corporation, a Delaware corporation, having an office at 500 Bi-County Boulevard, Farmingdale, New York 11735 (hereinafter called "Tenant").

                                    RECITALS

     WHEREAS, Landlord and Tenant have entered into a Lease Agreement dated as of September 18, 1997 as amended by a Lease Modification Agreement dated as of November 26, 1997 and a Second Lease Modification Agreement dated as of February 11, 1998 (collectively, the "Lease") for the lease of approximately 29,242 square feet of space (the "Original Premises") in the building located at 500 131-County Boulevard, Farmingdale, New York (the "Building").

     WHEREAS, Landlord and Tenant desire to amend the Lease to, among other things, reduce the area of the Premises from its current size of 29,242 rentable square feet to 5,330 rentable square feet (the "New Premises").

     NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   Definitions
                                   -----------

     1.1 The recitals are specifically incorporated into the body of this Agreement and shall be binding upon the parties hereto.

     1.2 Unless expressly set forth to the contrary and except as modified by this Agreement, all defined terms shall have the meanings as ascribed to them in the Lease.

                                   ARTICLE II

                               Lease Modifications
                               -------------------
     2.1 As of the date hereof the Lease is hereby modified and amended as follows:

     2.1.1  Premises.  Except  as otherwise specifically set forth herein to the
            ---------
contrary, as of the New Premises Commencement Date (hereinafter defined) the term "Premises" or "Demised Premises" as used in the Lease shall mean the New Premises. In addition, effective as of the New Premises Commencement Date, Exhibit "1", annexed to the Lease and referenced in the definition of "Demised Premises" and "Premises" appearing in Article I of the Lease, is deleted and replaced with Exhibit "A" annexed hereto and made a part hereof.

     2.1.2  Space.  As  of  the New Premises Commencement Date, Article 1 of the
            ------
Lease  is  hereby  modified  and  amended  as  follows:

(i) Delete the number "29,242" and insert the number "5,330" in its place; representing a reduction of the area of the Premises by 23,912 rentable square feet as depicted in Exhibit "A" annexed hereto (the "Surrender Space"); and
(ii)  Tenant's  Proportionate  Share  shall  be  3.55%.

     2.1.3  Rent.  As  of July 1, 2004, the Rent payable by Tenant for the sixth
            -----
(6th) year through and including the fifteenth (15th) year of the Term of the Lease is amended and restated as-follows:

(i) for the sixth year of the Term of the Lease, the Rent shall be $113,262.50;

(ii) for the seventh year of the Term of the Lease, the Rent shall be $115,127.99;

(iii) for the eighth year of the Term of the Lease, the Rent shall be $118,381.91;

(iv) for the ninth year of the Term of the Lease, the Rent shall be $121,733.47;

(v) for the tenth year of the Term of the Lease, the Rent shall be $125,188.66;

(vi) for the eleventh year of the Term of the Lease, the Rent shall be $128,741.41;

(vii) for the twelfth year of the Term of the Lease, the Rent shall be $132,403.74; (viii) for the thirteenth year of the Term of the Lease, the Rent shall be $136,175.63;

(ix) for the fourteenth year of the Term of the Lease, the Rent shall be $140,061.68; and

(x) for the fifteenth year of the Term of the Lease, the Rent shall be $144,063.55. Tenant shall pay the Rent in equal monthly installments in advance of the first day ofeach calendar month, in accordance with the terms of the Lease as amended by this Agreement. July 1, 2004 is not the first day of the sixth lease year of the Term of the Lease, and therefore Tenant shall pay a pro rata portion of the Rent for the New Premises on a per diem basis from July 1, 2004 to and including the last day of the sixth lease year of the Term of the Lease.

     2.1.4  Taxes.  As  of July 1, 2004, the term "Base Year Taxes" set forth in
            ------
Article 11(A)(ii) of the Lease shall mean the Taxes actually due and payable in the 2003/2004 tax year (commencing December 1, 2003 and ending November 30,
2004).

     2.1.5  Services.  As  of  the  New Premises Commencement Date, Article 6 is
            ---------
hereby amended and restated in its entirety as follows and as a result thereof, Tenant shall no longer be obligated to pay to Landlord increases in Operating
Costs:

"6. (A) Landlord shall provide to the Premises heat and air-conditioning during the hours of 8:00 AM to 6:00 PM on weekdays and 8:00 AM to 1:00 PM on Saturdays, excluding legal holidays (as shown on Exhibit "C", annexed hereto and made a part hereof) in the respective seasons in accordance with Schedule "D". The aforementioned hours are hereinafter referred to as `WORKING HOURS". At any hours other than the aforementioned, such services will be provided at Tenant's expense in accordance with Schedule "E".

     (B) Landlord shall have no liability to Tenant for any loss, damage or expense sustained or incurred by reason of any change, failure, inadequacy, unsuitability or defect in the supply or character of the electric energy furnished to the Premises or if the quantity or character of the electric energy is no longer available or suitable for Tenant's requirements, except for any actual damage suffered by Tenant by reason of any such failure, inadequacy or defect caused by the gross negligence or willful misconduct of Landlord and then only thirty (30) days after Landlord's receipt of notice from Tenant of such failure, inadequacy or defect."

2.1.6  Schedule  "D".  Schedule  "D"  is  hereby  added to the Lease as follows:
       --------------
"Heating,  Ventilation  and  Air  Conditioning  Specifications

General

The intent of this specification is to define a design concept for the subject area. Design Criteria

Central air conditioning with modular systems with individual zone control shall be capable of the following performance when the criteria noted are not exceeded:

     (A) Between September 1 and June 1, the "heating system" shall be operative and maintain a minimum of 70 degrees FDB when the outdoor temperature is 0 degrees FDB and the prevailing wind velocity does not exceed 15 mph.

     (B) Between April 15 and October 14, the "cooling system" shall be operative and maintain a maximum of 80 degrees FDB and 55% relative humidity when the outdoor temperature is 95 degrees FDB and 75 degrees FDB with the prevailing wind velocity not exceeding 13 mph.

     (C) During the overlapping seasons (April 15 - June 1 and September 1 - October 15) both systems shall be operative (cooling and heating).

     (D) Zoning temperature and balancing controls shall be operated solely by the Landlord to assure the conditions above.

     (E) Maintenance of the foregoing temperature conditions is conditioned upon the following criteria, which shall not be exceeded by the Tenant in any room, or area, within the demised premises:

(a)  Population  Density     1  person  per  100  square  feet

(b)  Lighting  and  Electrical  Load  Density     6  watts  per  square  foot

(c)  Exhaust and Ventilation Load          5 cfm per person" 2.1.6 Schedule "E".
                                                                   -------------
Schedule  "E"  is  hereby  added  to  the  Lease  as  follows:

     "1. Landlord shall provide in the manner and at the rates hereinafter set forth and Tenant shall purchase from Landlord "electrical service" for Tenant's requirements.

     (A) There shall be a meter installed in the Demised Premises to measure all energy consumption by Tenant except heating, ventilating and air conditioning ("HVAC") which is supplied to Tenant as set forth in Article 6 above and in this Schedule "E". Tenant shall pay to Landlord, as additional rent, the sum calculated by multiplying the kilowatt hours by the rate of the utility supplying the service, including any fuel charges, surcharges, taxes and any other component part of the utility bill.

     (B) The charge for common area energy and HVAC in the demised premises during WORKING HOURS is $1.25 per annum per square foot of the Demises Premises and is subject to escalation as hereinafter set forth. The basic charge aforesaid is included in the Rent set forth in Article 3 of the Lease. Any escalation shall be payable as additional rent.

     2. Charges for OVERTIME SERVICE: Subject to escalation as hereinafter provided, the Landlord's monthly charge for Tenant's OVERTIME SERVICE, shall be derived as follows:

     (A) OVERTIME SERVICE: OVERTIME HOURS are all hours other than WORKING HOURS. For the entire Demised Premises, an amount equal to the product of the OVERTIME HOURS of energy for heating, ventilating and air conditioning ("OVERTIME HVAC") in the month multiplied by $25.00.

     3. Escalation of Charges for OVERTIME SERVICE. The rates referred to in this Schedule "E" will be increased in each Lease Year, commencing with the second Lease Year in proportion to the increase in the CPI as of the first day of a Lease Year over that existing as of the first day of the preceding Lease Year. The term "CPI" shall mean the "Consumer Price Index for Urban Wage Earners and Clerical Works, New York-Northeastern New Jersey (1982-1984 = 100) published by the Bureau of Labor Statistics of the United States Depaitinent of Labor." If the base year of the CPI shall be changed, an appropriate adjustment shall be made in computations using the CPI to adjust for such change. If the CPI is discontinued, a comparable statistical record issued by the United States Government or published in a financial periodical by a recognized organization shall be selected by Landlord, subject to the approval of Tenant, which approval Tenant covenants it will not unreasonably withhold or delay.

     4. Landlord shall have full and unrestricted access to all air-conditioning and heating equipment, and to all other utility installations servicing the Building and the Demised Premises. Landlord reserves the right temporarily to interrupt, curtail, stop or suspend air-conditioning and heating service, and all other utilities, or other services, because of Landlord's inability to obtain, or difficulty or delay in obtaining, labor or materials necessary therefore, or in order to comply with governmental restrictions in connection therewith, or for any other cause beyond Landlord's reasonable control. No diminution or abatement of Rent, additional rent, or other compensation shall be granted to Tenant, nor shall this Lease or any of the obligations of Tenant hereunder be affected or reduced by reason of such interruptions, stoppages or curtailments, the causes of which are hereinabove enumerated, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Demised Premises, unless such interruptions, stoppages or curtailments have been due to the arbitrary, willful or negligent act, or failure to act, of Landlord or its agents.

     5. Telephone and service shall be the responsibility of Tenant. Tenant shall make all arrangements for telephone service with the company supplying said service, including the deposit requirement for the furnishing of service. Landlord shall not be responsible for any delays occasioned by failure of the telephone company to furnish service.

     6. At Landlord's option, it shall furnish and install all lighting tubes, bulbs and ballasts used in the Premises and Tenant shall pay Landlord's reasonable charges therefore, on demand, as additional rent.

                                   ARTICLE III

                          Surrender of Surrender Space
                          ----------------------------

     3.1. In consideration of the foregoing, on or prior to the New Premises Commencement Date, Tenant shall vacate the Surrender Space (inclusive of Tenant's Property, except as otherwise provided in the Lease) and surrender the same to Landlord in good order, condition and repair, except for (a) ordinary wear and tear and obsolescence and (b) such damage and destruction as Landlord is required to remove or restore under the Lease, free of all rights of possession and occupancy of Tenant or others deriving their right or interest in the Surrender Space from, through or under Tenant. Landlord shall be conclusively deemed to have accepted the Surrender Space from Tenant, effective on the New Premises Commencement Date (and not prior to it).

     3.2. In further consideration of the foregoing, Tenant shall pay to Landlord a fee of $500,000, as additional rent (the "Amendment Fee"), payable in sixty (60) equal installments of $8,333.33 commencing July 1, 2004. Failure by Tenant to make any installment payment of the Amendment Fee on the dates set forth in the preceding sentence shall constitute an Event of Default under the Lease.

     3.3. In the event Tenant shall fail to surrender the Surrender Space by the New Premises Commencement Date, Tenant shall be deemed a holdover tenant with respect to the Surrender Space and shall pay Landlord a Rent for each day of its holdover tenancy, equal to $2,000.00, and otherwise observe, fulfill and perform all of its obligations under this Lease with respect to the Surrender Space, including but not limited to those pertaining to Additional Rent. In addition, in the event Tenant shall fail to surrender the Surrender Space within thirty
(30) days of the New Premises Commencement Date, then Landlord shall have the right, in its sole and absolute discretion, to terminate this Amendment, whereupon this Amendment shall become void ab initio and the Lease shall continue in full force and effect unmodified by this Amendment in all respects.

     The holding over by Tenant of all or any part of the Surrender Space on and after the New Premises Commencement Date shall not extend the New Premises Commencement Date and shall be a default under the Lease.

     The holdover, with respect to all or any part of the Surrender Space by a person deriving an interest in the Surrender Space from or through Tenant, including but not limited to an assignee or subtenant, shall be deemed a holdover of the Surrender Space by Tenant.

     Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or such person may have to a stay or any holdover or eviction action or proceeding, or other action or proceeding which Landlord may institute to enforce the provisions of this Section 3.3.

     Notwithstanding anything in this Section 3.3 to the contrary, the acceptance of any Rent paid by Tenant which is attributable to the Surrender Space shall not preclude Landlord from commencing and prosecuting a holdover or eviction action or proceeding or any action or proceeding in the nature thereof against Tenant with respect to the Surrender Space. The preceding sentence shall be deemed to be an "agreement expressly providing otherwise" within the meaning of Section 232-c of the Real Property Law of the State of New York and any successor law of like import.

                                   ARTICLE IV

                         New Premises Commencement Date
                         ------------------------------

     4.1 The "New Premises Commencement Date" shall be deemed to have occurred on the later of (a) the date that is thirty (30) days after the date hereof and (b) the date on which the New Premises is or shall be deemed to be ready for occupancy.

     4.1.1. All installations, facilities, materials and work to construct and finish the New Premises for its initial occupancy by Tenant shall be undertaken by Landlord and are hereinafter referred to as the "Landlord's Work". Except for Landlord's Work, Tenant shall accept the New Premises "as is" on the date hereof and Landlord shall not be required to perform any work, render any services or furnish or install any materials, fixtures or equipment to the Building, the Surrender Space or the New Premises in order that the New Premises be ready for occupancy. Tenant hereby grants Landlord the right to enter the Premises, including, without limitation, the Original Premises, from and after the date hereof for the purpose of performing Landlord's Work. Tenant agrees to cooperate fully with Landlord in connection with the performance of Landlord's Work and Tenant acknowledges that there may be material interruption and interference to Tenant in the Original Premises during the performance of Landlord's Work. Nothwithstanding the foregoing, Landlord shall use reasonable efforts to minimize any such interruption and interference.

     4.1.2. All installations, facilities, materials and work other than Landlord's Work which may be undertaken by or for the account of Tenant to equip, finish and decorate the New Premises for its initial occupancy by Tenant are hereinafter called "Tenant's Work".

     4.1.3. The New Premises shall be deemed ready for occupancy when Landlord's Work shall have been completed. Landlord's Work shall be deemed to be completed despite the fact that (y) minor or insubstantial details of construction, decoration or mechanical adjustment remain to be performed or (z) portions thereof, under good construction scheduling practices, should not be completed until other uncompleted Tenant's Work is to be completed. Landlord will give Tenant notice at least five (5) days in advance of the date when Landlord expects the New Premises to be ready for occupancy by Tenant, but Landlord shall not incur any liability whatsoever to Tenant in the event the New Premises is not ready as set forth in such notice and no further notice shall be required to be given by Landlord. Notwithstanding the occurrence of the New Premises Commencement Date by reason of the application of the foregoing criteria, Landlord shall complete any incomplete Landlord's Work with diligence thereafter.

     4.1.4. The date, for all purposes of this Agreement, as of which the New Premises Commencement Date (if not then ready for occupancy) shall conclusively be deemed to be ready for occupancy shall be the date on which the New Premises reasonably would have been ready for occupancy except for a delay resulting from
(a) Tenant's failure to comply with the provisions of this Agreement or the Lease, or (b) an act or omission of Tenant (or its architects, engineers, contractors or agents) which has the effect of delaying the completion of Landlord's Work, including, without limitation, requests by Tenant for changes in Landlord's Work Letter (any of the foregoing being a "Tenant's Delay"), of which, notice thereof is given to Tenant stating that a Tenant's Delay has occurred.

     4.1.5. If and when Tenant shall take actual possession of the New Premises, it shall be conclusively presumed that the New Premises were ready for occupancy as of the date of such taking of possession. Landlord shall fix the New Premises Commencement Date and shall notify Tenant of such date so fixed.

     4.1.6.  [Intentionally  Omitted]

     4.1.7. Landlord's request, shall execute a written instrument confirming such date as the New Premises Commencement Date. Within thirty (30) days after Landlord shall have fixed the New Premises Commencement Date, as aforesaid, but not thereafter, Tenant shall have the right to deliver a certificate to Landlord specifying in reasonable detail the reasons why Tenant asserts that the New Premises Commencement Date has not occurred. In the event that Tenant delivers said certificate to Landlord within the specified thirty (30) day period, either party shall have a period of thirty (30) days after such delivery to submit the matter to arbitration.

     4.1.7. Landlord itself or through others engaged by Landlord shall diligently prosecute the Landlord's Work to completion, in a good and workmanlike manner, and with reasonable diligence in accordance with the work letter (the "Landlord's Work Letter") attached hereto as Exhibit "B" and made a part hereof, a copy of which Tenant acknowledges it has received and reviewed with an architect and/or professional engineer engaged by it for such purpose. Landlord shall have the right to modify Landlord's Work Letter to accommodate changes attributable to "general conditions" such as, but not limited to, field conditions. Tenant will take all action and will not omit the taking of any action necessary or advisable in order for Landlord to fulfill its obligations pursuant to the preceding sentence.

     (a) Landlord, at Landlord's expense, shall obtain the approvals pertaining to the commencement of Landlord's Work and the occupancy of the New Premises by Tenant. Any delay in obtaining the foregoing approvals attributable to acts or omissions of Tenant or its architects, engineers, agents or contractors will result in a Tenant's Delay.

     (b) Whether a Tenant's Delay has occurred and the extent of any claimed Tenant's Delay shall be determined in the following manner:

     Landlord shall notify Tenant of its claim that a Tenant's Delay has occurred and the estimated length of any claimed Tenant's Delay within a reasonable time after the information necessary to ascertain the existence of or to estimate the length of such delay is available (which notice shall include the reasons for Landlord's estimate) and the existence of and the length of such Tenant's

Delay  shall  be  deemed  to be as so stated and/or estimated unless, within ten
(10) Business Days after the giving of such notice, Tenant shall notify the Landlord of any disagreement therewith (including Tenant's reasons therefor). If a dispute shall be unresolved with respect to whether and/or to what extent there was a Tenant's Delay such dispute shall be resolved by arbitration. Pending resolution of said dispute, the parties shall proceed in accordance with Landlord's estimate and the provision of this Lease. Either party may initiate such arbitration by a notice to the other demanding arbitration and setting forth the nature of the disputes.

     (c) Tenant agrees that if substantial completion of the Landlord's Work or the occurrence of the New Premises Commencement Date is delayed by any Tenant's Delay, Tenant shall, in addition to other rights and remedies of Landlord, pay the costs and damages Landlord may sustain by reason of such Tenant's Delay, which amount shall not exceed the amount of Rent that Landlord may lose by reason of such delay as well as any other actual loss that Landlord may suffer by reason thereof.

     (d) Landlord shall be deemed to have adhered to Landlord's Work Letter to the extent that Landlord shall make changes to Landlord's Work Letter which shall affect the construction of the New Premises if such changes are required by a requirement of law or field conditions or do not to a noticeable extent adversely affect the New Premises or Tenant's use or occupancy thereof; and all such changes shall be accepted by Tenant.

     (e) Notwithstanding anything in this Agreement to the contrary, no change shall be made in Landlord's Work Letter without Landlord's prior written consent which consent will not be unreasonably withheld. Landlord's consent to a change in Landlord's Work Letter shall not be deemed a waiver of Landlord's right to claim a Tenant's Delay arising out of such change.

     (f) Landlord recognizes the confidence placed in it by Tenant pursuant to this Section 4.1.7 and agrees to furnish its skill and judgment in furthering the provision of this Section 4.1.7 and to perform or cause the performance of Landlord's Work in what Landlord considers to be the best and soundest way and in an expeditious and economical manner consistent with the respective interests of Landlord and Tenant, as reflected in this Agreement.

     (g) Landlord will have no obligation to commit more personnel, facilities or material to complete Landlord's Work then is commonly committed to like work performed in the ordinary course or to perform Landlord's Work in other than Working Hours. The provisions of the preceding sentence will apply, amongst others, to situations relating to Tenant's Delay.

     (h) Tenant shall have reasonable access to the New Premises to inspect Landlord's Work subject to the limitations and obligations imposed on Tenant and its employees, contractors, agents and representatives in respect thereof elsewhere in this Agreement or the Lease. Landlord or its representatives will meet with Tenant and its representatives at reasonable times, intervals and places to discuss all aspects of Landlord's Work which Tenant reasonably requires.

     4.1.8. Landlord's Work shall be performed by Landlord at Landlord's expense and without contribution by Tenant.

     4.1.9. Tenant (which term as used in this Section 4.1 shall include agents, contractors, employees and invitees of Tenant) shall be entitled to access to the New Premises prior to the New Premises Commencement Date for the purpose of performing Tenant's Work.

     Tenant's Work shall be performed by Tenant in accordance with the provisions of Article 14 of the Lease as though Tenant's Work were Improvements, provided, however, that in addition to the provisions of Article 14 of the Lease, Tenant's Work shall be performed in accordance with the following:

     (a) Performance of Landlord's Work shall have reached a point where performance of Tenant's Work, in Landlord's reasonable judgment, will not delay or hamper Landlord in - the completion of Landlord's Work.

     (b) Neither Tenant's Work nor performance thereof shall conflict with the prosecution of Landlord's Work or violate requirements of law.

     (c) Landlord reserves the right to deny Tenant access to the New Premises and/or to request Tenant to withdraw therefrom and cease all work being performed by it or on its behalf by any person, firm or corporation other than Landlord, if Landlord shall, in its reasonable judgment, determine that such entry or the commencement and/or the continuance of Tenant's Work shall interfere with, hamper or prevent Landlord from proceeding with the completion of the New Premises at the earliest possible date.

     (d) Tenant agrees that should the Tenant enter upon the New Premises for the purpose of performing Tenant's Work (as well as anytime during the Term, Improvements), the labor employed by Tenant or anyone performing such work for or on behalf of Tenant shall always be harmonious and compatible with the labor employed by Landlord or any contractors or subcontractors of Landlord. Should such labor cause a "labor problem" with Landlord's labor, Landlord may require Tenant to withdraw Tenant's labor from such New Premises until such condition no longer exists.

     (e) In the event Tenant shall enter upon the New Premises or any other part of the building, as may be above permitted by Landlord, Tenant agrees to indemnify and save Landlord free and harmless, from and against any and all claims, loss, liability and damage arising from or claimed to arise from any act or neglect of Tenant, or from any failure to act.

                                    ARTICLE V

                                     Broker
                                     ------

     5.1 Tenant covenants, represents and warrants that Tenant has had no dealings or negotiations with any broker, finder or agent with respect to this Amendment or the negotiation thereof. Based thereon, Landlord agrees to hold harmless and indemnify Tenant from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker, finder or agent with respect to this Amendment or the negotiation thereof except to the extent that the same arises out of Tenant's acts or omissions. Tenant agrees to hold harmless and indemnify Landlord from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker, finder or agent with respect to this Amendment or the negotiation -thereof, based in any part upon Tenant's breach of the provisions contained in the first sentence of this paragraph.

                                         ARTICLE VI

                                        Ratification
                                        ------------

     6.1 Provided that Tenant is not in default under any of its obligations under the Lease, it shall be entitled to a Rent abatement of $15,000 applied $5,000 per month for April, May and June, 2004.

     6.2 Tenant represents and warrants that the Lease is presently in full force and effect, that no event of default has occurred on the part of Landlord, and that Tenant has no defense or right of offset in connection with Landlord's performance under the Lease to this date.

     6.3 The parties hereby ratify and confirm all of the terms, covenants and conditions of the Lease, except to the extent that those terms, covenants and conditions are amended, modified or varied by this Agreement. If there is a conflict between the provisions of the Lease, and the provisions of this Agreement, the provisions of this Agreement shall control.

     6.4 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and/or assigns.

IN  WITNESS  WHEREOF,  the  parties  have executed this Third Lease Modification
Agreement  as of  the  day  and  year  first  above  written.

500  BI-COUNTY  ASSOCIATES,  L.P.

By: 500 BiCounty, Ltd., its General Parnter

By: /s/Jonathan E. Cohen
    --------------------
Name: Jonathan E. Cohen
Title: Vice President

Colorado Prime Corporation

By: /s/Kenneth Saccente
Name: Kenneth Saccente
Title: V.P.

State  of  New  York

County  of  Nassau

On the 12th day of February in the year 2004 before me, the undersigned, personally appeared Jonathan E. Cohen personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                                  /s/Sandra Meza

State  of  New  York

County  of  Nassau

On the 12th day of February in the year 2004 before me, the undersigned, personally appeared Kenneth Saccente personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                                  /s/Sandra Meza

                                   Exhibit "C"

                                 Legal Holidays

1.     New  Year's  Day
2.     President's  Day
3.     Memorial  Day
4.     Independence  Day
5.     Labor  Day
6.     Thanksgiving  Day
7.     Christmas  Day